UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 3, 2015 (July 29, 2015)

Date of Report (Date of earliest event reported)

Hexcel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8472	94-1109521
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut 06901-3238

(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 3, 2015, Hexcel Corporation (the “Company”) completed a public offering of $300,000,000 aggregate principal amount of its 4.700% Senior Notes due 2025 (the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-199500) filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2014, including a related prospectus and prospectus supplement filed with the SEC on October 21, 2014 and July 30, 2015, respectively.

In connection with the offering of the Notes, the Company entered into an Underwriting Agreement, dated July 29, 2015 (the “Underwriting Agreement”), among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives of the underwriters named therein (together, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes were issued under the base indenture dated as of August 3, 2015 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee, as amended by a first supplemental indenture, dated as of August 3, 2015 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

The Underwriting Agreement, the Indenture, and the respective form of global notes for the offering, are filed as exhibits to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of July 29, 2015, among Hexcel Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives of the Underwriters named therein.

Exhibit 4.1	The Indenture, dated as of August 3, 2015, between the Company and U.S. Bank National Association, as trustee.

Exhibit 4.2	The First Supplemental Indenture, dated as of August 3, 2015, between the Company and U.S. Bank National Association, as trustee.

Exhibit 4.3	Form of Note for 4.700% Senior Notes due 2025 — included as part of Exhibit 4.2 hereto.

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 12.1	Statement regarding computation of ratios of earnings to fixed charges.

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION (REGISTRANT)

Date: August 3, 2015	By:	/s/ Gail Balcerzak
Name: Gail Balcerzak
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement, dated as of July 29, 2015, among Hexcel Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives of the Underwriters named therein.

Exhibit 4.1	The Indenture, dated as of August 3, 2015, between the Company and U.S. Bank National Association, as trustee.

Exhibit 4.2	The First Supplemental Indenture, dated as of August 3, 2015, between the Company and U.S. Bank National Association, as trustee.

Exhibit 4.3	Form of Note for 4.700% Senior Notes due 2025 — included as part of Exhibit 4.2 hereto.

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 12.1	Statement regarding computation of ratios of earnings to fixed charges.

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.